UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2010

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive Shelton, Connecticut 06484
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

  Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

TranSwitch Corporation (the “Corporation”) filed a Registration Statement on Form S-1 on April 13, 2010 and as amended on April 20, 2010 and declared effective by the Securities and Exchange Commission on May 3, 2010 (File No. 333-166022), pursuant to which the Corporation intends to conduct a rights offering by issuing a dividend of subscription rights (the “Rights”) to all of the Corporation’s stockholders as of April 29, 2010, the record date (including any permitted transferees of such Rights, the “Stockholders”) to exercise the Rights at a price of $2.40 per share, for shares of the Corporation’s common stock, par value $0.001 per share (the “Rights Offering”).  The Rights will expire on May 24, 2010 unless the Rights Offering is extended by the Company.

On April 30, 2010, the Corporation entered into Amendment No. 2 (the “Rights Amendment”) to the Rights Agreement, dated as of October 1, 2001, as amended, between the Corporation and Computershare Trust Company, N.A. (formerly known as Equiserve Trust Company, N.A) as Rights Agent (the “Rights Agreement”).  The Rights Amendment amends certain sections and definitions of the Rights Agreement to render the Rights Agreement inapplicable to the Stockholders as a result of the issuance of Rights in the Rights Offering.  In all other respects, the Rights Agreement remains in full force and effect. A copy of the Rights Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit 4.1.

Item 8.01 Other Events.

  On May 4, 2010, the Corporation issued a press release announcing the commencement of the Rights Offering and that the expiration date for the Rights Offering is set as May 24, 2010, unless extended by the Company.  A copy of the press release is attached as Exhibit 99.1 to this Report, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1
Amendment No. 2 to Rights Agreement, dated as of April 30, 2010, by and between TranSwitch Corporation and Computershare Trust Company, N.A. (previously filed as Exhibit 4.03 to the Corporation’s Form 8-A/A filed with the Commission on April 30, 2010 and incorporated herein by reference).

Exhibit 99.1	Press release dated May 4, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

May 4, 2010	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 4.1
Amendment No. 2 to Rights Agreement, dated as of April 30, 2010, by and between TranSwitch Corporation and Computershare Trust Company, N.A.  (previously filed as Exhibit 4.03 to the Corporation’s Form 8-A/A filed with the Commission on April 30, 2010 and incorporated herein by reference).

Exhibit 99.1	Press release dated May 4, 2010.